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                                                                    EXHIBIT 99.1



              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS
                     ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, Michael A. Martino, President and Chief Executive Officer of Sonus Pharmaceuticals, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of
    Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Dated:  August 13, 2002


                                           /s/ Michael A. Martino
                                           -------------------------------------
                                           Michael A. Martino
                                           President and Chief Executive Officer